[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
  We invented the mutual fund(R)                               MAY 31, 2000




                               [Graphic Omitted]


                              MFS(R) CHARTER INCOME FUND

MFS(R) CHARTER INCOME FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey+ - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                           ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan+ - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D.+ - Chief of Cardiac             State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           INVESTOR INFORMATION
                                                       For information on MFS mutual funds, call your
The Hon. Sir J. David Gibbons, KBE+ - Chief            investment professional or, for an information kit,
Executive Officer, Edmund Gibbons Ltd.;                call toll free: 1-800-637-2929 any business day
Chairman, Colonial Insurance Company, Ltd.             from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
Abby M. O'Neill+ - Private Investor
                                                       INVESTOR SERVICE
Walter E. Robb, III+ - President and Treasurer,        MFS Service Center, Inc.
Benchmark Advisors, Inc. (corporate financial          P.O. Box 2281
consultants); President, Benchmark                     Boston, MA 02107-9906
Consulting Group, Inc. (office services)
                                                       For general information, call toll free:
Arnold D. Scott* - Senior Executive                    1-800-225-2606 any business day from 8 a.m. to
Vice President, Director, and Secretary,               8 p.m. Eastern time.
MFS Investment Management
                                                       For service to speech- or hearing-impaired,
Jeffrey L. Shames* - Chairman and Chief                call toll free: 1-800-637-6576 any business day
Executive Officer, MFS Investment                      from 9 a.m. to 5 p.m. Eastern time. (To use
Management                                             this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
J. Dale Sherratt+ - President, Insight Resources
Inc. (acquisition planning specialists)                For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
Ward Smith+ - Former Chairman (until 1994),            1-800-MFS-TALK (1-800-637-8255) anytime from a
NACCO Industries (holding company)                     touch-tone telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

-------------
(1) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended May 31, 2000, the fund provided a total return of -0.86%. This return assumes the reinvestment of any distributions but excludes the effects of any sales charges. During the same period, the average multisector income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.91%. The fund's return also compares to a -4.61% return for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year, and to a 2.46% return for the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government-agency obligations.

The fund benefited from maintaining a relatively long duration in its U.S. government holdings. Duration is a measure of interest-rate sensitivity; the longer the duration, the more sensitive the fund is to changes in interest rates. During the period, two main factors helped push yields on most government bonds lower -- and their prices higher -- in spite of the fact that the Federal Reserve Board (the Fed) continued to raise short-term interest rates in an attempt to control growth and inflation. First, the U.S. Treasury instituted a program of using the federal budget surplus to buy back 30-year bonds. Reduced supply and added demand helped push bond prices higher and yields lower on these securities. Second, improvements in productivity helped reassure investors that inflation would not be a major problem going forward.

In the U.S. government portion of the fund, Treasury securities predominated, although we maintained a substantial weighting in mortgage-backed securities. We favored Treasuries over mortgages because we felt that declining interest rates for Treasury securities would lead to better price appreciation. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) That strategy worked. The fund's mortgage-backed holdings were focused on those issued by the Government National Mortgage Association (Ginnie Maes), the Federal Home Loan Corporation (Freddie Macs), and the Federal National Mortgage Association (Fannie Maes). While prices for Fannie Maes were hurt somewhat by questions in the U.S. Congress over their implied government backing, they rebounded toward the end of the period.

High-yield bonds encountered some difficulties during the period, but the selections made by our strong research did not decline as much as those of the overall market. We largely avoided cyclical companies -- whose prospects rise and fall with the economy -- and instead targeted well-known names in the telecommunications industry. These bonds held up much better than the rest of that sector when it struggled late in the first quarter and early in the second quarter.

On the international front, we concentrated our investments in European countries that are expected to join the European monetary union (EMU) but have not yet done so. We chose countries such as the United Kingdom, Denmark, Greece, and Sweden, which we believe have put their economic houses in order in terms of fiscal prudence and debt control. We maintained an allocation in the EMU countries of France and Germany because we felt those economies are growing so fast that their interest rates are expected to rise. The fund was not invested in Japan because we found yields there to be too low. Overall, international bonds performed poorly due to the perception that growth is strong and will cause interest rates to rise.

Looking ahead, we believe yields on long-term Treasury bonds will continue to decline. With no major signs of inflation on the horizon, we think the Fed is nearing the end of its program of interest-rate hikes. When that program ends, we believe interest rates should trend downward, so we plan to maintain a relatively long duration in that portion of the portfolio. In the high-income area, we intend to avoid cyclical companies because we feel it appears the U.S. economy is slowing. Instead, we'll rely on our research staff to find higher-quality companies with solid balance sheets. Finally, our international strategy will be to keep duration of that portion of the portfolio relatively short because we believe overseas interest rates will rise. At the same time, we think the dollar will begin to weaken against foreign currencies, a trend from which we hope to benefit.

    Respectfully,
/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS J

                                                        6 Months        1 Year         Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -0.86%        -2.48%        -1.82%
--------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          --          -2.48%        -0.96%
--------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          --          -7.11%        -3.46%
--------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 6, 1998, through May 31, 2000.

NOTES TO PERFORMANCE SUMMARY

INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - May 31, 2000

Bonds - 89.8%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 64.3%
  Aerospace - 1.0%
    BE Aerospace, Inc., 8s, 2008                                        $    100           $   79,000
-----------------------------------------------------------------------------------------------------
  Automotive - 2.3%
    Hayes Wheels International, Inc., 9.125s, 2007                      $    200           $  179,000
-----------------------------------------------------------------------------------------------------
  Broadcasting - 1.8%
    Granite Broadcasting Corp., 10.375s, 2005                           $    150           $  143,625
-----------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    NL Industries, Inc., 11.75s, 2003                                   $    150           $  154,500
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.3%
    Psinet, Inc., 11s, 2009                                             $    200           $  181,000
-----------------------------------------------------------------------------------------------------
  Containers - 2.1%
    Gaylord Container Corp., 9.75s, 2007                                $    200           $  162,000
-----------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 8.0%
    FHLMC, 6.875s, 2005                                                 $    500           $  489,295
    FHLMC, 7.5s, 2029                                                        149              144,943
                                                                                           ----------
                                                                                           $  634,238
-----------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 5.8%
    FNMA, 7s, 2029                                                      $    480           $  455,638
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Natexis Ambs Co. LLC, 8.44s, 2049##                                 $    100           $   90,749
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.9%
    GNMA, 8s, 2030                                                      $    150           $  150,265
-----------------------------------------------------------------------------------------------------
  Media - 5.3%
    Chancellor Media Corp., 8.125s, 2007                                $    300           $  298,500
    CSC Holdings, Inc., 9.25s, 2005                                          125              122,500
                                                                                           ----------
                                                                                           $  421,000
-----------------------------------------------------------------------------------------------------
  Oils - 2.4%
    Ocean Energy, Inc., 8.875s, 2007                                    $    200           $  193,000
-----------------------------------------------------------------------------------------------------
  Steel - 1.5%
    AK Steel Holdings Corp., 9.125s, 2006                               $    125           $  117,812
-----------------------------------------------------------------------------------------------------
  Telecommunications - 6.0%
    Crown Castle International Corp., 9s, 2011                          $    175           $  161,000
    Level 3 Communications, Inc., 9.125s, 2008                               175              150,500
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                      250              160,000
                                                                                           ----------
                                                                                           $  471,500
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 20.8%
    U.S. Treasury Bonds, 9.875s, 2015                                   $     53           $   70,589
    U.S. Treasury Bonds, 6.125s, 2029                                        160              159,250
    U.S. Treasury Notes, 8s, 2001                                             50               50,547
    U.S. Treasury Notes, 5.875s, 2004                                        450              437,485
    U.S. Treasury Notes, 5.5s, 2008                                          500              471,015
    U.S. Treasury Notes, 4.25s, 2010                                         152              152,764
    U.S. Treasury Notes, 6.5s, 2010                                          300              304,407
                                                                                           ----------
                                                                                           $1,646,057
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $5,079,384
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 25.5%
  Denmark - 1.2%
    Kingdom of Denmark, 7s, 2007                                    DKK      717           $   96,326
-----------------------------------------------------------------------------------------------------
  France - 1.4%
    Republic of France, 4s, 2009                                    EUR      133           $  112,134
-----------------------------------------------------------------------------------------------------
  Germany - 5.1%
    Federal Republic of Germany, 4.75s, 2008                        EUR      103           $   93,123
    Federal Republic of Germany, 4.5s, 2009                                   95               84,288
    Federal Republic of Germany, 5.375s, 2010                                237              223,673
                                                                                           ----------
                                                                                           $  401,084
-----------------------------------------------------------------------------------------------------
  Greece - 6.7%
    Hellenic Republic, 8.9s, 2003                                   GRD   30,000           $   88,826
    Hellenic Republic, 8.7s, 2005                                        115,000              351,708
    Hellenic Republic, 6s, 2006                                           20,000               54,978
    Hellenic Republic, 5.75s, 2008                                  EUR       39               36,303
                                                                                           ----------
                                                                                           $  531,815
-----------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 5.5s, 2010                                   EUR       88           $   82,299
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    United Pan Europe Communications, 10.875s, 2009 (Cable
      Television)                                                   EUR      100           $   83,000
-----------------------------------------------------------------------------------------------------
  New Zealand - 2.4%
    Government of New Zealand, 8s, 2006                             NZD      200           $   95,993
    Government of New Zealand, 7s, 2009                                      206               94,256
                                                                                           ----------
                                                                                           $  190,249
-----------------------------------------------------------------------------------------------------
  Sweden - 1.8%
    Kingdom of Sweden, 9s, 2009                                     SEK    1,000           $  140,905
-----------------------------------------------------------------------------------------------------
  United Kingdom - 4.8%
    United Kingdom Treasury, 6.75s, 2004                            GBP      204           $  317,049
    United Kingdom Treasury, 7.25s, 2007                                      35               57,793
                                                                                           ----------
                                                                                           $  374,842
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $2,012,654
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $7,608,538)                                                  $7,092,038
-----------------------------------------------------------------------------------------------------

Call Options Purchased
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Japanese Yen/June/103 (Premiums Paid, $687)                     JPY   25,258           $     --
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.6%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal National Mortgage Association Discount Notes,
      due 6/01/00, at Amortized Cost                                    $    282           $  282,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,891,225)                                            $7,374,038
-----------------------------------------------------------------------------------------------------

Call Options Written - (0.3)%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
    Australian Dollars/June/0.6                                     AUD      223           $  (10,750)
    Australian Dollars/June/0.6                                              115               (5,568)
    Australian Dollars/May/0.555                                             112               (3,140)
    Euro/August/0.88                                                EUR      195                 (547)
    Japanese Yen/June/103                                           JPY   25,258                 --
    Japanese Yen/July/103                                                 26,094                 (913)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $14,887)                                    $  (20,918)
-----------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
-----------------------------------------------------------------------------------------------------
    Canadian Dollars/June/1.49                                      CAD      369           $   (2,056)
    Euro/August/0.96                                                EUR      240               (3,179)
-----------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $5,816)                                      $   (5,235)
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 7.0%                                                         549,603
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $7,897,488
-----------------------------------------------------------------------------------------------------
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars          GRD = Greek Drachma
CAD = Canadian Dollars            JPY = Japanese Yen
DKK = Danish Kroner               NZD = New Zealand Dollars
EUR = Euro                        SEK = Swedish Kronor
GBP = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
MAY 31, 2000
-----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,891,225)                                                        $7,374,038
  Cash                                                                                                            4,744
  Foreign currency, at value (identified cost, $10,235)                                                          10,303
  Net receivable for forward foreign currency exchange contracts to sell                                         37,749
  Receivable for Fund shares sold                                                                               370,800
  Interest receivable                                                                                           148,471
  Receivable from investment adviser                                                                              2,473
  Other assets                                                                                                       32
                                                                                                             ----------
      Total assets                                                                                           $7,948,610
                                                                                                             ----------
Liabilities:
  Net payable for forward foreign currency exchange contracts subject to
    master netting agreements                                                                                $    8,007
  Net payable for forward foreign currency exchange contracts to purchase                                         8,775
  Payable for Fund shares repurchased                                                                               917
  Written options outstanding, at value (premiums received, $20,703)                                             26,153
  Payable to affiliates -
    Management fee                                                                                                  193
    Administrative fee                                                                                                4
    Distribution and service fee                                                                                  6,918
    Shareholder servicing agent fee                                                                                  20
  Accrued expenses and other liabilities                                                                            135
                                                                                                             ----------
      Total liabilities                                                                                      $   51,122
                                                                                                             ----------
Net assets                                                                                                   $7,897,488
                                                                                                             ==========
Net assets consist of:
  Paid-in capital                                                                                            $8,422,853
  Unrealized depreciation on investments and translation of asset and liabilities in foreign currencies        (502,167)
  Accumulated undistributed net realized loss on investments and foreign
    currency transactions                                                                                      (180,469)
  Accumulated undistributed net investment income                                                               157,271
                                                                                                             ----------
      Total                                                                                                  $7,897,488
                                                                                                             ==========
Shares of beneficial interest outstanding                                                                      854,717
                                                                                                               =======
Net asset value and redemption price per share
(net assets of $7,897,488 / 854,717 shares of beneficial interest outstanding)                                  $9.24
                                                                                                                =====
Offering price per share (100 / 95.25)                                                                          $9.70
                                                                                                                =====

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MAY 31, 2000
-------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                      $ 285,928
                                                                                  ---------
  Expenses -
    Management fee                                                                $  33,860
    Shareholder servicing agent fee                                                   3,760
    Administrative fee                                                                  502
    Trustees' compensation                                                           19,117
    Distribution and service fee                                                     13,168
    Custodian fee                                                                     9,612
    Printing                                                                            583
    Auditing fees                                                                     7,200
    Postage                                                                             728
    Legal fees                                                                       10,606
    Miscellaneous                                                                     2,047
                                                                                  ---------
      Total expenses                                                              $ 101,183
    Fees paid indirectly                                                               (803)
    Reduction of expenses by investment adviser                                     (25,135)
                                                                                  ---------
      Net expenses                                                                $  75,245
                                                                                  ---------
        Net investment income                                                     $ 210,683
                                                                                  ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $(160,030)
    Foreign currency transactions                                                    70,343
                                                                                  ---------
      Net realized loss on investments and foreign currency transactions          $ (89,687)
                                                                                  ---------
  Change in unrealized depreciation -
    Investments                                                                   $(172,887)
    Written options                                                                  (5,450)
    Translation of assets and liabilities in foreign currencies                      (7,483)
                                                                                  ---------
      Net unrealized loss on investments and foreign currency translation         $(185,820)
                                                                                  ---------
        Net realized and unrealized loss on investments and foreign currency      $(275,507)
                                                                                  ---------
          Decrease in net assets from operations                                  $ (64,824)
                                                                                  =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED             YEAR ENDED
                                                                    MAY 31, 2000      NOVEMBER 30, 1999
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $  210,683             $  309,370
  Net realized loss on investments and foreign currency
    transactions                                                         (89,687)              (110,881)
  Net unrealized loss on investments and foreign currency
    translation                                                         (185,820)              (398,130)
                                                                      ----------             ----------
      Decrease in net assets from operations                          $  (64,824)            $ (199,641)
                                                                      ----------             ----------
Distributions declared to shareholders -
  From net investment income                                          $ (188,450)            $ (207,665)
                                                                      ----------             ----------
Net increase in net assets from Fund share transactions               $  697,946             $2,525,163
                                                                      ----------             ----------
      Total increase in net assets                                    $  444,672             $2,117,857
Net assets:
  At beginning of period                                               7,452,816              5,334,959
                                                                      ----------             ----------
  At end of period (including undistributed net investment
    income of $157,271 and $135,038, respectively)                    $7,897,488             $7,452,816
                                                                      ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                    YEAR ENDED NOVEMBER 30,
                                                                      MAY 31, 2000                ---------------------------
                                                                       (UNAUDITED)                  1999                1998*
-----------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS J
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $ 9.56                $10.25               $10.00
                                                                            ------                ------               ------
Income from investment operations# -
  Net investment income(S)                                                  $ 0.26                $ 0.49               $ 0.17
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                            (0.34)                (0.83)                0.08
                                                                            ------                ------               ------
      Total from investment operations                                      $(0.08)               $(0.34)              $ 0.25
                                                                            ------                ------               ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.24)               $(0.35)              $ --
                                                                            ------                ------               ------
Net asset value - end of period                                             $ 9.24                $ 9.56               $10.25
                                                                            ======                ======               ======
Total return(+)                                                              (0.86)%++             (3.38)%               2.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                  2.02%+                2.30%                2.98%+
  Net investment income                                                       5.59%+                4.98%                4.23%+
Portfolio turnover                                                              86%                  195%                  92%
Net assets at end of period (000 omitted)                                   $7,897                $7,453               $5,335
 (S) Subject to reimbursement, the investment adviser has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith during the period ended November 30, 1998. Subject to reimbursement, the Fund's investment adviser agreed to bear certain of the Fund's other expenses beginning April 13,
     1999. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                                                $ 0.23                $ 0.35               $ 0.03
       Ratios (to average net assets):
         Expenses##                                                           2.68%+                3.52%                6.60%+
         Net investment income                                                4.93%+                3.76%                0.61%+

  * For the period from the commencement of the Fund's investment operations, July 6, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Charter Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 50% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $83,144 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($1,353) and November 30, 2007, ($81,791).

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At May 31, 2000, aggregate unreimbursed expenses amounted to $115,947.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith. The payments made by MFS of the Fund's start up costs are reimbursable by the Fund but only if and so long as the Fund's "other expenses," which are defined to include all expenses of the Fund (after taking into effect any compensating balances and offset arrangements) except for management fees, distribution and service fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.60% per annum of the average net assets of the Fund (the "Maximum Percentage"). The Fund's obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or June 30, 2001. At May 31, 2000, the aggregate unreimbursed expenses owed to MFS by the Fund for this arrangement amounted to $67,968.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,025 for the period ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

The Trustees have adopted a distribution plan for Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.10% per annum and a service fee of up to 0.25% per annum of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares sold through MLJ. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the period ended May 31, 2000 were 0.35% of average daily net assets attributable to Class J shares on an annualized basis. An additional amount of 0.275% of average daily net assets is paid by MFS to MLJ as compensation. MFD retains the distribution and service fees for accounts not attributable to MLJ, which amounted to $7,324 for the period ended May 31, 2000.

Certain Class J shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 2000, were $0 for Class J shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                     $5,080,512            $4,540,684
                                               ----------            ----------
Investments (non-U.S. government securities)   $1,560,509            $1,462,309
                                               ----------            ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $7,903,730
                                                                    ----------
Gross unrealized depreciation                                       $ (558,343)
Gross unrealized appreciation                                           28,651
                                                                    ----------
    Net unrealized depreciation                                     $ (529,692)
                                                                    ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class J Shares
                                  SIX MONTHS ENDED  MAY 31, 2000       YEAR ENDED NOVEMBER 30, 1999
                                  ------------------------------       ----------------------------
                                         SHARES           AMOUNT         SHARES              AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              93,250         $867,233         282,210         $2,743,996
Shares issued to shareholders in
  reinvestment of distributions          11,458          106,909          15,448            151,284
Shares reacquired                       (29,720)        (276,196)        (38,530)          (370,117)
                                        -------         --------         -------         ----------
    Net increase                         74,988         $697,946         259,128         $2,525,163
                                        =======         ========         =======         ==========

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 2000, was $1. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                          NUMBER OF CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                           --           $  --
Options written                                             8            20,703
                                                       ------           -------
Outstanding, end of period                                  8           $20,703
                                                       ======           =======

At May 31, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                            NET
                                                                     UNREALIZED
         SETTLEMENT       CONTRACTS TO   IN EXCHANGE   CONTRACTS   APPRECIATION
               DATE    DELIVER/RECEIVE           FOR    AT VALUE  (DEPRECIATION)
-------------------------------------------------------------------------------
Sales      06/16/00    AUD     375,213    $  228,446   $  214,106     $ 14,340
           06/16/00    CAD     381,400       261,222      254,802        6,420
           06/16/00    DKK     829,705       108,354      103,802        4,552
           06/16/00    EUR     788,433       725,807      736,042      (10,235)
           06/16/00    GBP      39,434        58,961       59,023          (62)
           06/16/00    JPY  50,694,712       477,974      472,000        5,974
           06/16/00    NZD     442,920       212,673      202,553       10,120
           06/16/00    SEK   1,851,573       213,069      206,429        6,640
                                         ----------    ----------     --------
                                         $2,286,506    $2,248,757     $ 37,749
                                         ==========    ==========     ========
Purchases  06/16/00    EUR     253,642   $  229,698    $  236,787     $  7,089
           06/16/00    JPY  59,387,356      568,798       552,934      (15,864)
                                         ----------    ----------     --------
                                         $  798,496    $  789,721     $ (8,775)
                                         ==========    ==========     ========

At May 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $20,931 with First Boston and a net payable of $20,940 with Deutsche Bank and $7,998 with Merrill Lynch.

At May 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) CHARTER INCOME FUND


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INVESTMENT MANAGEMENT
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500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MCIJ-3  7/00  700  034/234/334/834